                                                                    EXHIBIT 10.6


                      FLYCAST COMMUNICATIONS CORPORATION



                  SERIES C PREFERRED STOCK PURCHASE AGREEMENT



                               DECEMBER 30, 1998

                      FLYCAST COMMUNICATIONS CORPORATION

                  SERIES C PREFERRED STOCK PURCHASE AGREEMENT
                  -------------------------------------------

     This Series C Preferred Stock Purchase Agreement (the "Agreement") is made
                                                            ---------
as of the 30th day of December, 1998 by and between FlyCast Communications Corporation, a California corporation (the "Company") and the investors listed
                                            -------
on Exhibit A attached hereto (each a "Purchaser" and together the "Purchasers").
   ---------                          ---------                    ----------

     The parties hereby agree as follows:

     1.   PURCHASE AND SALE OF PREFERRED STOCK .
          -------------------------------------

          1.1  SALE AND ISSUANCE OF SERIES C PREFERRED STOCK.
               ---------------------------------------------

               (a) The Company shall adopt and file with the Secretary of State of the State of California on or before the Closing (as defined below) the Fourth Amended and Restated Articles of Incorporation in the form attached hereto as Exhibit B (the "Restated Articles").
          ---------       -----------------

               (b) Subject to the terms and conditions of this Agreement, each Purchaser agrees to purchase at the Closing and the Company agrees to sell and issue to each Purchaser at the Closing that number of shares of Series C Preferred Stock indicated with respect to such Purchaser on Exhibit A attached
                                                            ---------
hereto at a purchase price of $9.04 per share. The shares of Series C Preferred Stock issued to the Purchasers pursuant to this Agreement shall be hereinafter referred to as the "Stock." The Stock and the Common Stock issuable upon
                    ------
conversion of the Stock shall be hereinafter referred to as the "Securities."

          1.2  CLOSING; DELIVERY.
               -----------------

               (a) The purchase and sale of the Stock shall take place at the offices of Venture Law Group, 2800 Sand Hill Road, Menlo Park, California, at 3:00 p.m., on January 22, 1999, or at such other time and place as the Company and the Purchasers mutually agree upon, orally or in writing (which time and place are designated as the "Closing").
                             -------

               (b) At the Closing, the Company shall deliver to each Purchaser a certificate representing the Stock being purchased thereby against payment of the purchase price therefor by check, cancellation of indebtedness or by wire transfer to the Company's bank account.

               (c) If the full number of the authorized shares of Series C Preferred Stock of the Company is not sold at the Closing, the Company shall have the right, at any time prior to January 31, 1999, to sell the remaining authorized but unissued shares of Series C Preferred Stock to one or more additional purchasers as determined by the Company, or to any Purchaser hereunder who wishes to acquire additional shares of Series C Preferred Stock at the price and on the terms set forth herein, provided that any such additional purchaser shall be required to execute this Agreement and all other agreements contemplated hereby. Any additional purchaser so acquiring shares of Series C Preferred Stock shall be considered a "Purchaser" for purposes of this Agreement, and any Series C Preferred Stock so acquired by such additional purchaser shall be considered "Stock" for purposes of this Agreement and all other agreements contemplated hereby. The Purchasers and the Company agree that, after January 31, 1999, Exhibit A may be restated to reflect the additional Purchasers that have been
---------
added to Exhibit A pursuant to this Section 1.2(c).
         ---------

     2.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.  The Company
          --------------------------------------------------------
hereby represents, warrants and covenants to each Purchaser that, except as set forth on a Schedule of Exceptions attached hereto as Exhibit C, which exceptions
                                                     ---------
shall be deemed to be representations and warranties as if made hereunder:

          2.1  ORGANIZATION, GOOD STANDING AND QUALIFICATION.  The Company is a
               ---------------------------------------------
corporation duly organized, validly existing and in good standing under the laws of the State of California and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties.

          2.2  CAPITALIZATION.  The authorized capital of the Company consists,
               --------------
or will consist immediately prior to the Closing, of:

               (a) 9,320,000 shares of Preferred Stock, of which (i) 920,000 shares have been designated Series A Preferred Stock, 911,295 of which are issued and outstanding immediately prior to the Closing, (ii) 5,500,000 shares have been designated Series B Preferred Stock, 5,324,532 of which are issued and outstanding immediately prior to the Closing, and (iii) 3,484,000 shares have been designated Series C Preferred Stock, 1,994,132 of which are issued and outstanding immediately prior to the Closing. The Company has reserved 7,500 shares of Series A Preferred Stock for issuance upon exercise of a warrant to purchase 7,500 shares of Series A Preferred Stock issued to Cupertino National Bank (the "Cupertino Warrant"), 43,854 shares of Series B Preferred Stock for
           -----------------
issuance upon exercise of warrants to purchase 43,854 shares of Series B Preferred Stock issued pursuant to the Company's July 11, 1997 Series B Preferred Stock and Warrant Purchase Agreement (the "Series B Warrants") and
                                                     -----------------
33,834 shares of Series B Preferred Stock for issuance upon exercise of a warrant to purchase 33,834 shares of Series B Preferred Stock issued to Venture Lending (the "Venture Lending Warrant"). The rights, privileges and preferences
              -----------------------
of the Preferred Stock are as stated in the Restated Articles. All of the outstanding shares of Preferred Stock have been duly authorized, fully paid and are nonassessable and issued in compliance with all applicable federal and state securities laws.

               (b) 20,000,000 shares of Common Stock, 2,487,262 shares of which are issued and outstanding immediately prior to the Closing. All of the outstanding shares of Common Stock have been duly authorized, fully paid and are nonassessable and issued in compliance with all applicable federal and state securities laws. The Company has reserved 6,321,015 shares of Common Stock for issuance upon conversion of the Preferred Stock, 33,333 shares of Common Stock for issuance upon exercise of a warrant issued to Bessemer Venture Partners IV, LP (the "Bessemer Warrant") and an aggregate of
----------------
7,143 shares of Common Stock for issuance upon exercise of warrants issued to individuals affiliated with Bialla & Associates (the "Bialla Warrants").
                                                      ---------------

               (c) The Company has reserved 2,800,000 shares of Common Stock for issuance to officers, directors, employees and consultants of the Company pursuant to its 1997 Stock Option Plan duly adopted by the Board of Directors and approved by the Company shareholders (the "Stock Plan"). Of such reserved
                                               ----------
shares of Common Stock, options to purchase 1,715,453 shares are currently outstanding, options to purchase 754,096 shares have been exercised and 330,451 shares of Common Stock remain available for issuance to officers, directors, employees and consultants pursuant to the Stock Plan.

               (d) Except for (i) the Warrants, (ii) conversion privileges of the Preferred Stock, (ii) the Series B Warrants, (iii) the Cupertino Warrant,
(iv) the Venture Lending Warrant, (v) the Bessemer Warrant and (vi) the Bialla Warrants, and except as set forth in the Investors' Rights Agreement (as defined below), there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal or similar rights) or agreements, orally or in writing, for the purchase or acquisition from the Company of any shares of its capital stock.

               (e) Except as set forth in the Restated Articles, and as may be required under its responsibility to the shareholders and creditors of the Company with respect to repurchases of unvested shares of stock upon termination of employees, consultants and directors, the Company is under no duty to redeem or to repurchase any shares of any class or series of stock.

          2.3  SUBSIDIARIES.  The Company does not currently own or control,
               ------------
directly or indirectly, any interest in any other corporation, association, or other business entity.

          2.4  CORPORATE POWER; AUTHORIZATION.  All corporate action on the part
               ------------------------------
of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, the Amended and Restated Investors' Rights Agreement, in the form attached hereto as Exhibit D
                                                                     ---------
(the "Investors' Rights Agreement"), the Amended and Restated Right of First
      ---------------------------
Refusal and Co-Sale Agreement in the form attached hereto as Exhibit E (the "Co-
                                                             ---------       ---
Sale Agreement"), and the Amended and Restated Voting Agreement in the form
--------------
attached hereto as Exhibit F (the "Voting Agreement" and collectively with this
                   ---------       ----------------
Agreement, the Investors' Rights Agreement and the Co-Sale Agreement, the

"Agreements"), the performance of all obligations of the Company hereunder and
-----------
thereunder and the authorization, issuance and delivery of the Securities has been taken or will be taken prior to the Closing. The Company has all requisite legal and corporate power to execute and deliver the Agreements, to sell and issue the Stock and to carry out and perform all of its obligations hereunder and under the other Agreements. The Agreements, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms except
(i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws of general application affecting enforcement of creditors' rights generally, as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, or (ii) to the extent the indemnification provisions contained in the Investors' Rights Agreement may be limited by applicable federal or state securities laws.

          2.5  VALID ISSUANCE OF SECURITIES.  The Stock that is being issued to
               ----------------------------
the Purchasers hereunder, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement, the Investors' Rights Agreement and applicable state and federal securities laws. Based in part upon the representations of the Purchasers in this Agreement and subject to the provisions of Section 2.6 below, the Stock will be issued in compliance with all applicable federal and state securities laws. The Common Stock issuable upon conversion of the Stock has been duly and validly reserved for issuance, and upon issuance in accordance with the terms of the Restated Articles, shall be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement, the Investors' Rights Agreement and applicable federal and state securities laws and will be issued in compliance with all applicable federal and state securities laws.

          2.6  GOVERNMENTAL CONSENTS.  No consent, approval, order or
               ---------------------
authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except for filings pursuant to Section 25102(f) of the California Corporate Securities Law of 1968, as amended, and the rules thereunder, other applicable state securities laws and Regulation D of the Securities Act of 1933, as amended (the "Securities Act").
                                         --------------

          2.7  LITIGATION.  There is no action, suit, proceeding or
               ----------
investigation pending or, to the Company's knowledge, currently threatened against the Company or any of its subsidiaries that questions the validity of the Agreements or the right of the Company to enter into them, or to consummate the transactions contemplated hereby or thereby, or that might result, either individually or in the aggregate, in any material adverse changes in the assets, condition, prospects, business or affairs of the Company, financially or otherwise, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for the foregoing. Neither the Company nor any of its subsidiaries is a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company or any of its subsidiaries currently pending or which the Company or any of its subsidiaries intends to initiate.

          2.8  PATENTS AND TRADEMARKS.  The Company owns or possesses sufficient
               ----------------------
legal rights to all patents, trademarks, service marks, tradenames, copyrights, trade secrets, licenses, information and proprietary rights and processes necessary for its business as now conducted and as proposed to be conducted without any conflict with, or infringement of, the rights of others. The Company has not received any communications alleging that the Company has violated or, by conducting its business as proposed, would violate any of the patents, trademarks, service marks, tradenames, copyrights, trade secrets or other proprietary rights or processes of any other person or entity. The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of such employee's best efforts to promote the interest of the Company or that would conflict with the Company's business as currently conducted or as proposed to be conducted. Neither the execution or delivery of this Agreement, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as proposed, will, to the best of the Company's knowledge, conflict with or result in a breach of the terms, conditions, or provisions of, or constitute a default under, any contract, covenant or instrument under which any such employee is now obligated. The Company does not believe it is or will be necessary to use any inventions of any of its employees (or persons it currently intends to hire) made prior to their employment by the Company.

          2.9  COMPLIANCE WITH OTHER INSTRUMENTS.
               ---------------------------------

               (a) The Company is not in violation, breach or default of any provisions of its Restated Articles or Bylaws or of any instrument, judgment, order, writ, decree license, indenture, lease, contract or other agreement to which it is a party or by which it is bound or, to its knowledge, of any provision of federal or state statute, rule or regulation applicable to the Company. The execution, delivery and performance of the Agreements and the consummation of the transactions contemplated hereby or thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company.

               (b) To its knowledge, the Company has avoided every condition, and has not performed any act, the occurrence of which would result in the Company's loss of any right granted under any license, distribution agreement or other agreement.

          2.10 AGREEMENTS; ACTION.
               ------------------

               (a) There are no agreements, understandings or proposed transactions between the Company and any of its officers, directors, affiliates, or any affiliate thereof.

               (b) Except for agreements explicitly contemplated by the Agreements, there are no agreements, understandings, instruments, contracts or proposed transactions to which the Company or any of its subsidiaries is a party or by which it is bound that involve (i) obligations (contingent or otherwise) of, or payments to, the Company or any of its subsidiaries in excess of, $50,000, (ii) the license of any patent, copyright, trade secret or other proprietary right to or from the Company or any of its subsidiaries, or (iii) the grant of rights to manufacture, produce, assemble, license, market, or sell its products to any other person or affect the Company's exclusive right to develop, manufacture, assemble, distribute, market or sell its products.

               (c) Neither the Company nor any of its subsidiaries has (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred any indebtedness for money borrowed or incurred any other liabilities individually in excess of $50,000 or in excess of $100,000 in the aggregate, (iii) made any loans or advances to any person, other than ordinary advances for travel expenses, or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its inventory in the ordinary course of business.

               (d) The Company is not a party to and is not bound by any contract, agreement or instrument, or subject to any restriction under its Restated Articles or Bylaws, that adversely affects its business as now conducted or as proposed to be conducted, its properties or its financial condition.

               (e) The Company has not engaged in the past three (3) months in any discussion (i) with any representative of any corporation or corporations regarding the merger of the Company with or into any such corporation or corporations, (ii) with any representative of any corporation, partnership, association or other business entity or any individual regarding the sale, conveyance or disposition of all or substantially all of the assets of the Company or a transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company would be disposed of, or
(iii) regarding any other form of liquidation, dissolution or winding up of the Company.

          2.11 DISCLOSURE.  The Company has fully provided the Purchasers with
               ----------
all the information which the Purchasers have requested for deciding whether to acquire the Stock and all information which the Company believes is reasonably necessary to enable the Purchasers to make such a decision, including certain of the Company's projections describing its business as currently conducted and as proposed to be conducted (collectively, the "Business Plan"). No representation
                                             -------------
or warranty of the Company contained in this Agreement and the exhibits attached hereto, any certificate furnished or to be furnished to Purchasers at the Closing, or the Business Plan (when read together) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made. The Business Plan and the financial and other projections contained in the Business Plan were prepared in good faith; however, the Company does not warrant that it will achieve such projections.

          2.12 NO CONFLICT OF INTEREST.  The Company is not indebted, directly
               -----------------------
or indirectly, to any of its officers or directors or to their respective spouses or children, in any amount whatsoever other than in connection with expenses or advances of expenses incurred in the ordinary course of business or relocation expenses of employees. To the best of the Company's knowledge, none of the Company's officers or directors, or any members of their immediate families, are, directly or indirectly, indebted to the Company (other than in connection with purchases of the Company's stock) or have any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation which competes with the Company except that officers, directors and/or shareholders of the Company may own stock in (but not exceeding two percent of the outstanding capital stock of) any publicly traded company that may compete with the Company. None of the Company's officers or directors or any members of their immediate families are directly or, to the Company's knowledge indirectly, interested in any material contract with the Company. The Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

          2.13 RIGHTS OF REGISTRATION AND VOTING RIGHTS.  Except as
               ----------------------------------------
contemplated in the Investors' Rights Agreement, the Company has not granted or agreed to grant any registration rights, including piggyback rights, to any person or entity. Except as contemplated in the Voting Agreement, the Company is not a party to, and, to its knowledge no shareholders of the Company have entered into, any agreements or trusts with respect to the voting of capital shares of the Company.

          2.14 PRIVATE PLACEMENT.  Subject in part to the truth and accuracy of
               -----------------
the Purchasers' representations set forth in this Agreement, the offer, sale and issuance of the Securities as contemplated by this Agreement is exempt from the registration requirements of the Securities Act, and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption. The Company has not incurred, and will not incur, directly or indirectly, as a result of any action taken by the Company, any liability for brokerage or finders' or agents' commissions or any similar charges in connection with this Agreement

          2.15 TITLE TO PROPERTY AND ASSETS.  The Company owns its property and
               ----------------------------
assets free and clear of all mortgages, liens, loans and encumbrances, except such encumbrances and liens which arise in the ordinary course of business and do not materially impair the Company's ownership or use of such property or assets. With respect to the property and assets it leases, the Company is in compliance with such leases and, to the best of its knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances. To its knowledge, there exists no material breach of any such lease.

          2.16 FINANCIAL STATEMENTS.  The Company has made available to each
               --------------------
Purchaser its audited financial statements (including balance sheet and income statement) as of March 31, 1998 and for the fiscal year ended as of such date and as of October 31, 1998 and for the seven-month period ended as of such date (collectively, the "Financial Statements"). The Financial Statements have been
                    --------------------
prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated, except that the unaudited Financial Statements may not contain all footnotes required by generally accepted accounting principles. The Financial Statements fairly present the financial condition and operating results of the Company as of the dates, and for the periods, indicated therein, subject to normal year-end audit adjustments. Except as set forth in the Financial Statements, the Company has no material liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to October 31, 1998 and
(ii) obligations under contracts
and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Financial Statements, which, in both cases, individually or in the aggregate are not material to the financial condition or operating results of the Company. Except as disclosed in the Financial Statements, the Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation. The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with generally accepted accounting principles.

          2.17 CHANGES.  Since October 31, 1998, there has not been:
               -------

               (a) any change in the assets, liabilities, financial condition or operating results of the Company from that reflected in the Financial Statements, except changes in the ordinary course of business that have not been, in the aggregate, materially adverse;

               (b) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the business, properties, prospects, or financial condition of the Company (as such business is presently conducted and as it is proposed to be conducted);

               (c) any waiver or compromise by the Company of a valuable right or of a material debt owed to it;

               (d) any satisfaction or discharge of any lien, claim, or encumbrance or payment of any obligation by the Company, except in the ordinary course of business and that is not material to the business, properties, prospects or financial condition of the Company (as such business is presently conducted and as it is proposed to be conducted);

               (e) any material change to a material contract or agreement by which the Company or any of its assets is bound or subject;

               (f) any material change in any compensation arrangement or agreement with any employee, officer, director or shareholder;

               (g) any sale, assignment or transfer of any patents, trademarks, copyrights, trade secrets or other intangible assets;

               (h) any resignation or termination of employment of any officer or key employee of the Company; and the Company does not know of any impending termination or, to the best of its knowledge, resignation of employment of any such officer or key employee;

               (i) receipt of notice, formally or informally, or receipt of knowledge that there has been, or will be, a loss of, or material order cancellation by, any major customer of the Company;

               (j) any mortgage, pledge, transfer of a security interest in, or lien, created by the Company, with respect to any of its material properties or assets, except liens for taxes not yet due or payable;

               (k) any loans or guarantees made by the Company to or for the benefit of its employees, officers or directors, or any members of their immediate families, other than travel advances and other advances made in the ordinary course of its business;

               (l) any declaration, setting aside or payment or other distribution in respect to any of the Company's capital stock, or any direct or indirect redemption, purchase, or other acquisition of any of such stock by the Company;

               (m) to the best of the Company's knowledge, any other event or condition of any character that might materially and adversely affect the business, properties, prospects or condition (financial or otherwise) of the Company (as such business is presently conducted and as it is proposed to be conducted); or

               (n) any arrangement, intention or commitment by or of the Company to do any of the things described in this Section 2.17.

          2.18 EMPLOYEE BENEFIT PLANS; STOCK PLANS. The Company does not have
               -----------------------------------
any Employee Benefit Plan as defined in the Employee Retirement Income Security Act of 1974. The Company's stock and option agreements with its employees provide for four year vesting of such stock or options.

          2.19 TAX RETURNS AND PAYMENTS.  The Company has filed all tax returns
               ------------------------
and reports as required by law. These returns and reports are true and correct in all material respects. The Company has paid all taxes and other assessments due.

          2.20 INSURANCE.  The Company has in full force and effect fire and
               ---------
casualty insurance policies, with extended coverage, sufficient in amount (subject to reasonable deductibles) to allow it to replace any of its properties that might be damaged or destroyed.

          2.21 LABOR AGREEMENTS AND ACTIONS.  The Company is not bound by or
               -----------------------------
subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the knowledge of the Company, has sought to represent any of the employees, representatives or agents of the Company. There is no strike or other labor dispute involving the Company pending, or to the knowledge of the Company threatened, which could have a material adverse effect on the assets, properties, financial condition, operating results, or business of the Company (as such business is presently conducted and as it is proposed to be conducted), nor is the Company aware of any labor organization activity involving its employees. The employment of each officer and employee of the Company is terminable at the will of the Company.
To its knowledge, the Company has complied in all material respects with all applicable state and federal equal employment opportunity laws and with other laws related to employment.

          2.22 PROPRIETARY INFORMATION AND INVENTIONS AGREEMENTS.  Each
               --------------------------------------------------
employee, consultant and officer of the Company has executed an agreement with the Company regarding confidentiality and proprietary information substantially in the form or forms delivered to the counsel for the Purchasers. The Company, after reasonable investigation, is not aware that any of its employees or consultants is in violation thereof, and the Company will use its best efforts to prevent any such violation. All consultants to or vendors of the Company with access to confidential information of the Company are parties to a written agreement substantially in the form or forms provided to counsel for the Purchasers under which, among other things, each such consultant or vendor is obligated to maintain the confidentiality of confidential information of the Company. The Company, after reasonable investigation, is not aware that any of its consultants or vendors are in violation thereof, and the Company will use its best efforts to prevent any such violation.

          2.23 PERMITS.  The Company has all franchises, permits, licenses and
               -------
any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, properties, prospects, or financial condition of the Company and believes that it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted. The Company is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

          2.24 CORPORATE DOCUMENTS.  The Restated Articles and Bylaws of the
               -------------------
Company are in the form provided to counsel for the Purchasers. The copy of the minute books of the Company provided to the Purchasers' counsel contains minutes of all meetings of directors and shareholders and all actions by written consent without a meeting by the directors and shareholders since the date of incorporation and reflects all actions by the directors (and any committee of directors) and shareholders with respect to all transactions referred to in such minutes accurately in all material respects.

          2.25 REAL PROPERTY HOLDING CORPORATION.  The Company is not a United
               ---------------------------------
States real property holding corporation within the meaning of Internal Revenue Code Section 897(c)(2) and any regulations promulgated thereunder.

          2.26 ENVIRONMENTAL AND SAFETY LAWS.  To its knowledge, the Company is
               -----------------------------
not in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and to the best of its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law or regulation.

     3.   REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS.  Each Purchaser
          ------------------------------------------------
severally and not jointly, hereby represents and warrants to the Company for itself only and not in relation to any other Purchaser that:

          3.1  AUTHORIZATION.  The Agreements, when executed and delivered by
               -------------
the Purchaser, will constitute valid and legally binding obligations of the Purchaser, enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors' rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, or (b) to the extent the indemnification provisions contained in the Investors' Rights Agreement may be limited by applicable federal or state securities laws.

          3.2  PURCHASE ENTIRELY FOR OWN ACCOUNT.  The Securities to be acquired
               ---------------------------------
by the Purchaser will be acquired for investment for the Purchaser's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. The Purchaser does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Securities. The Purchaser has full power and authority to enter into this Agreement. The Purchaser has not been formed for the specific purpose of acquiring the Securities.

          3.3  DISCLOSURE OF INFORMATION.  The Purchaser has had an opportunity
               -------------------------
to discuss the Company's business, management, financial affairs and the terms and conditions of the offering of the Stock with the Company's management and has had an opportunity to review the Company's facilities. The Purchaser understands that such discussions, as well as the written information issued by the Company, were intended to describe the aspects of the Company's business which it believes to be material.

          3.4  RESTRICTED SECURITIES.  The Purchaser understands that the
               ---------------------
Securities have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser's representations as expressed herein. The Purchaser understands that the Securities are "restricted securities" under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Purchaser must hold the Securities indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Purchaser acknowledges that the Company has no obligation to register or qualify the Securities for resale except as set forth in the Investors' Rights Agreement. The Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Company which are outside of the Purchaser's control, and which the Company is under no obligation and may not be able to satisfy.

          3.5  NO PUBLIC MARKET.  The Purchaser understands that no public
               ----------------
market now exists for any of the securities issued by the Company, and that the Company has made no assurances that a public market will ever exist for the Securities.

          3.6  LEGENDS.  The Purchaser understands that the Securities, and any
               -------
securities issued in respect thereof or exchange therefor, may bear one or all of the following legends:

               (a) "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933."

               (b) Any legend required by the Blue Sky laws of any state to the extent such laws are applicable to the shares represented by the certificate so legended.

          3.7  ACCREDITED INVESTOR.  The Purchaser is an accredited investor as
               -------------------
defined in Rule 501(a) of Regulation D promulgated under the Act.

          3.8  FOREIGN INVESTORS.  If the Purchaser is not a United States
               -----------------
person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended), such Purchaser hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Securities. Such Purchaser's subscription and payment for and continued beneficial ownership of the Securities, will not violate any applicable securities or other laws of the Purchaser's jurisdiction.

     4.   CONDITIONS OF THE PURCHASERS' OBLIGATIONS AT CLOSING.  The
          -----------------------------------------------------
obligations of each Purchaser to the Company under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

          4.1  REPRESENTATIONS AND WARRANTIES.  The representations and
               ------------------------------
warranties of the Company contained in Section 2 shall be true and correct in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

          4.2  PERFORMANCE.  The Company shall have performed and complied with
               -----------
all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

          4.3  COMPLIANCE CERTIFICATE.  The President of the Company shall
               ----------------------
deliver to the Purchasers at the Closing a certificate certifying that the conditions specified in Sections 4.1 and 4.2 have been fulfilled.

          4.4  QUALIFICATIONS.  All authorizations, approvals or permits, if
               --------------
any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Stock and the Warrants pursuant to this Agreement shall be obtained and effective as of the Closing.

          4.5  OPINION OF COMPANY COUNSEL.  The Purchasers shall have received
               --------------------------
from Venture Law Group, counsel for the Company, an opinion, dated as of the Closing, in substantially the form of Exhibit G.
                                      ---------

          4.6  BOARD OF DIRECTORS.  As of the Closing, the Bylaws of the Company
               ------------------
shall reflect that the size of the Board of Directors shall be set at six (6) members, and the Board shall be comprised of David Cowan, Ted Dintersmith, George Garrick, Peter Olson and Michael Solomon, with one vacancy.

          4.7  INVESTORS' RIGHTS AGREEMENT.  The Company, each Purchaser, the
               ---------------------------
holders of the Series A Preferred Stock and the holders of the Series B Preferred Stock shall have executed and delivered the Investors' Rights Agreement in substantially the form attached as Exhibit D.
                                                ---------

          4.8  RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT.  The Company, each
               --------------------------------------------
Purchaser, certain holders of Common Stock, certain holders of the Series A Preferred Stock and the holders of the Series B Preferred Stock shall have executed and delivered the Co-Sale Agreement in substantially the form attached as Exhibit E.
   ---------

          4.9  VOTING AGREEMENT.  The Company, each Purchaser, certain holders
               ----------------
of Common Stock, the holders of the Series A Preferred Stock and the holders of the Series B Preferred Stock shall have executed and delivered the Voting Agreement in substantially the form attached as Exhibit F.
                                                ---------

          4.10 RESTATED ARTICLES.  The Company shall have filed the Restated
               -----------------
Articles with the Secretary of State of California on or prior to the Closing Date, which shall continue to be in full force and effect as of the Closing Date.

     5.   CONDITIONS OF THE COMPANY'S OBLIGATIONS AT CLOSING.    The
          --------------------------------------------------
obligations of the Company to each Purchaser under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:


          5.1  REPRESENTATIONS AND WARRANTIES.  The representations and
               ------------------------------
warranties of each Purchaser contained in Section 3 shall be true and correct in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

          5.2  PERFORMANCE.  All covenants, agreements and conditions contained
               -----------
in this Agreement to be performed by the Purchasers on or prior to the Closing shall have been performed or complied with in all material respects.

          5.3  QUALIFICATIONS.  All authorizations, approvals or permits, if
               --------------
any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Stock and the Warrants pursuant to this Agreement shall be obtained and effective as of the Closing.

     6.   MISCELLANEOUS.
          -------------

          6.1  SURVIVAL OF WARRANTIES.  Unless otherwise set forth in this
               -----------------------
Agreement, the warranties, representations and covenants of the Company and the Purchasers contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing.

          6.2  TRANSFER; SUCCESSORS AND ASSIGNS.  The terms and conditions of
               --------------------------------
this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          6.3  GOVERNING LAW.  This Agreement and all acts and transactions
               --------------
pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

          6.4  COUNTERPARTS.  This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

          6.5  TITLES AND SUBTITLES.  The titles and subtitles used in this
               --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          6.6  NOTICES.  Any notice required or permitted by this Agreement
               -------
shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by telegram or fax, or forty-eight
(48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed to the party to be notified at such party's address as set forth below or on Exhibit A hereto, or as subsequently
                                         ---------
modified by written notice, and (a) if to the Company, with a copy to Venture Law Group, Attn: Jeffrey Y. Suto, 2775 Sand Hill Road, Menlo Park, CA 94025 or
(b) if to the Purchasers, with a copy to Wilson Sonsini Goodrich & Rosati, Attn:
John V. Roos, 650 Page Mill Road, Palo Alto, CA 94304-1050.

          6.7  FINDER'S FEE.  Each party represents that it neither is nor will
               ------------
be obligated for any finder's fee or commission in connection with this transaction. Each Purchaser agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which such Purchaser or any of its officers, employees, or representatives is responsible (but not for which any other Purchaser is responsible). The Company agrees to indemnify and hold harmless each Purchaser from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

          6.8  FEES AND EXPENSES.  The Company shall pay the reasonable fees and
               -----------------
expenses of Wilson Sonsini Goodrich & Rosati, the counsel for the Purchasers, incurred with respect to this Agreement, the documents referred to herein and the transactions contemplated hereby and thereby, provided such fees and expenses do not exceed $10,000.

          6.9  ATTORNEY'S FEES.  If any action at law or in equity (including
               ---------------
arbitration) is necessary to enforce or interpret the terms of any of the Agreements, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

          6.10 AMENDMENTS AND WAIVERS.  Any term of this Agreement may be
               ----------------------
amended with the written consent of the Company and the holders of at least two-thirds (2/3) of the Common Stock issued or issuable upon conversion of the Stock. Any amendment or waiver effected in accordance with this Section 6.10 shall be binding upon the Purchasers and each transferee of the Securities, each future holder of all such Securities, and the Company. Any such amendment or waiver that adversely affects any party hereto requires written consent of such adversely-affected party.

          6.11 SEVERABILITY.  If one or more provisions of this Agreement are
               ------------
held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

          6.12 DELAYS OR OMISSIONS.  No delay or omission to exercise any right,
               -------------------
power or remedy accruing to any holder of any of the Securities, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

          6.13 ENTIRE AGREEMENT.  This Agreement, the Agreement to Amend of even
               ----------------
date herewith, and the documents referred to herein, constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the parties hereto are expressly canceled.

          6.14 CORPORATE SECURITIES LAW.  THE SALE OF THE SECURITIES WHICH ARE
               ------------------------
THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED UNLESS THE SALE IS SO EXEMPT.

          6.15 CONFIDENTIALITY.  Each party hereto agrees that, except with the
               ---------------
prior written permission of the other party, it shall at all times keep confidential and not divulge, furnish or make accessible to anyone any confidential information, knowledge or data concerning or relating to the business or financial affairs of the other parties to which such party has been or shall become privy by reason of this Agreement, discussions or negotiations relating to this Agreement, the performance of its obligations hereunder or the ownership of Stock purchased hereunder, except to business, accounting and legal advisors who have been informed of the foregoing obligation of confidentiality. The provisions of this Section 6.15 shall be in addition to, and not in substitution for, the provisions of any separate nondisclosure agreement executed by the parties hereto with respect to the transactions contemplated hereby.

          6.16 EXCULPATION AMONG PURCHASERS.  Each Purchaser acknowledges that
               ----------------------------
it is not relying upon any person, firm or corporation, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. Each Purchaser agrees that no Purchaser nor the respective controlling persons, officers, directors, partners, agents, or employees of any Purchaser shall be liable for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the Securities.

          6.17 WAIVER OF CONFLICTS.  Each party to this Agreement acknowledges
               -------------------
that Venture Law Group, counsel for the Company, has in the past performed and may continue to perform legal services for certain of the Purchasers in matters unrelated to the transactions described in this Agreement, including the representation of such Purchasers in venture capital financings and other matters. Accordingly, each party to this Agreement hereby (a) acknowledges that they have had an opportunity to ask for information relevant to this disclosure; and (b) gives its informed consent to Venture Law Group's representation of certain of the Purchasers in such unrelated matters and to Venture Law Group's representation of the Company in connection with this Agreement and the transactions contemplated hereby.

                            [Signature Pages Follow]

     The parties have executed this Series C Preferred Stock Purchase Agreement as of the date first written above.

                                    COMPANY:

                                    FLYCAST COMMUNICATIONS
                                    CORPORATION


                                    By: /s/ George Garrick
                                        _______________________________________
                                        George Garrick, President

                                    Address: 181 Fremont Street; Suite 120
                                             San Francisco, CA  94105

                                    BESSEMER VENTURE PARTNERS IV LP


                                    By: Deer IV & Co. LLC
                                        Its General Partner


                                    By: /s/ Robert H. Buescher
                                        ____________________________________
                                        Robert H.  Buescher, Manager


                                    BESSEMER VENTURE INVESTORS LP


                                    By: Deer IV & Co. LLC
                                        Its General Partner


                                    By: /s/ Robert H. Buescher
                                        ____________________________________
                                        Robert H.  Buescher, Manager

                                    Address: 1400 Old Country Road, Suite 407
                                             Westbury, NY  11590

                                    CHARLES RIVER PARTNERSHIP
                                    VIII, A LIMITED PARTNERSHIP


                                    By: Charles River VIII GP Limited
                                        Partnership, General Partner


                                    By: /s/
                                        ____________________________________
                                        General Partner

                                    Address: 1000 Winter Street, Suite 3300
                                             Waltham, MA 02154

                                    COMDISCO, INC.


                                    By:   /s/

                                    Name:

                                    Title:

                                    Address: 3000 Sand Hill Road
                                             Building 1, Suite 155
                                             Menlo Park, CA 94025
                                             Attn:  Christine Fera

                                    ST. PAUL VENTURE CAPITAL IV, LLC


                                    By: /s/ James R. Simons
                                        ________________________________________
                                        James R. Simons, General Partner


                                    ST. PAUL VENTURE CAPITAL AFFILIATES FUND I,
                                    LLC

                                    By:  St. Paul Venture Capital, Inc.
                                    Its: Manager


                                    By: /s/ James R. Simons
                                        ________________________________________
                                        James R. Simons,
                                        Executive Vice President

                                    Address: St. Paul Venture Capital
                                    8500 Normandale Lake Blvd.
                                    Suite 1940
                                    Bloomington, MN 1940

                                    INTELLIGENT MEDIA VENTURES, INC.


                                    By: /s/ Bradley Greene
                                        ________________________________________
                                           Bradley Greene
                                           Attorney in Fact

                                    Address:  59 Executive Park Dr. South
                                              N. E. Atlanta, GA 30329

                                    U.S. DEVELOPMENT CAPITAL INVESTMENT COMPANY


                                    By: /s/
                                        ________________________________________
                                        Name:
                                        Title:

                                    Address:

                                    PACIFIC TELESIS GROUP



                                    By: /s/ Donald E. Kiernan
                                        ________________________________________
                                             Donald E. Kiernan,
                                      Executive Vice President, Chief Financial
                                                     Officer

                                    Address:  Pacific Telesis Group
                                              175 E. Houston
                                              11th Floor
                                              San Antonio, TX 78205
                                              ATTN:  General Attorney, M & A
                                              Legal

                                    Facsimile: 210-351-3488

                                    FRANK L. WALTERS


                                    By: /s/ Frank L. Walters
                                        ________________________________________
                                        Name: Frank L. Walters


                                    Address:  23 Fairview Ave.
                                              Atherton, CA 94027

                                    Facsimile: 650-321-0157

                                    By: ________________________________________



                                    Address:


                                    Facsimile:

                                    ABS EMPLOYEE VENTURE FUND, LP


                                    By:   /s/


                                    Name: ______________________________________

                                    Title: _____________________________________

                                    Address:



                                    Facsimile:

                                    U.S. DEVELOPMENT CAPITAL INVESTMENT COMPANY


                                    By: /s/
                                        ________________________________________
                                        Name:
                                        Title:

                                    Address:

                                    HOWARD DRAFT


                                    By: /s/ Howard Draft
                                        ________________________________________
                                        Name: Howard Draft


                                    Address: 633 N. St. Clair Street
                                             20/th/ Floor
                                             Chicago, IL 60611

                                   EXHIBITS
                                   --------

     Exhibit A  -  Schedule of Purchasers

     Exhibit B  -  Form of Amended and Restated Articles of Incorporation

     Exhibit C  -  Schedule of Exceptions to Representations and Warranties

     Exhibit D  -  Form of Amended and Restated Investors' Rights Agreement

     Exhibit E  -  Form of Amended and Restated Right of First Refusal and Co-
                   Sale Agreement

     Exhibit F  -  Form of Amended and Restated Voting Agreement

     Exhibit G  -  Form of Legal Opinion of Venture Law Group

                                   EXHIBIT A
                                   ---------



                            SCHEDULE OF PURCHASERS

                                   EXHIBIT A
                                   ---------

                            SCHEDULE OF PURCHASERS
                               [TO BE MODIFIED]

INVESTOR                                          TOTAL DOLLAR AMOUNT      SHARES        ACCRUED INTEREST
  Intelligent Media Ventures                             $3,999,992.08       442,477
     59 Executive Park Dr. South N.E.
     Atlanta, GA 30329
  Bessemer Venture Partners IV LP                        $1,555,136.41       172,028
     1025 Old Country Road, Suite 205
     Westbury, NY  11590 (*)
  Charles River Partnership VIII                         $1,528,039.44       169,030
     1000 Winter Street, Suite 3300
     Waltham, MA 02154 (*)
  St. Paul Venture Capital IV, LLC (*)                   $  891,611.53        98,629
  St. Paul Venture Capital Affiliates                    $   25,212.62         2,789
  Fund I, LLC (*)
     8500 Normandale Lake Blvd.
     Suite 1940
     Bloomington, MN  55437
     Attn:  James R. Simons
  Comdisco                                               $  499,993.36        55,309
  Pacific Telesis Group                                  $4,999,996.88       553,097
  Frank L. Walters                                       $   24,995.60         2,765

  US West Dex Holdings, Inc.                             $2,999,996.32       331,858
  DF L.L.C.                                              $   50,000.24         5,531
  Attn: Howard Draft

  ABS Employee Venture Fund, LP                          $     452,000        50,000

  US Development Capital Investment Company              $  999,995.76       110,619

                      (*)  Indicates conversion of debt.

                                   EXHIBIT B
                                   ---------



                         FORM OF AMENDED AND RESTATED_
                           ARTICLES OF INCORPORATION

                                   EXHIBIT C
                                   ---------



                           SCHEDULE OF EXCEPTIONS TO
                        REPRESENTATIONS AND WARRANTIES

                                   EXHIBIT D
                                   ---------



           FORM OF AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                   EXHIBIT E
                                   ---------


                         FORM OF AMENDED AND RESTATED
                 RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

                                   EXHIBIT F
                                   ---------


                 FORM OF AMENDED AND RESTATED VOTING AGREEMENT

                                   EXHIBIT G
                                   ---------


                             FORM OF LEGAL OPINION
                                     OF__
                               VENTURE LAW GROUP